                                                                    Exhibit 4.1

    COMMON STOCK                                           COMMON STOCK
                              UNITED CRAFT BREWERS, INC.

        [SEAL]                                           [SEAL]
INCORPORATED UNDER THE LAWS                 SEE REVERSE FOR CERTAIN DEFINITIONS
OF THE STATE OF DELAWARE                         AND A STATEMENT AS TO THE
                                                 RIGHTS, PREFERENCES,
                                                 PRIVILEGES, AND RESTRICTIONS
                                                 ON SHARES
                                              CUSIP 910157 10 6
    THIS CERTIFIES THAT





    IS THE RECORD HOLDER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE PER SHARE, OF
                              UNITED CRAFT BREWERS, INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
    Dated:

              /s/ Percy Rivera                       /s/ Vijay Mallya
              ----------------    [STATE SEAL]        ---------------
              SECRETARY                               CHAIRMAN AND CHIEF
                                                      EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
    AMERICAN STOCK TRANSFER & TRUST COMPANY
              TRANSFER AGENT AND REGISTRAR

BY
                 AUTHORIZED SIGNATURE

    A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM  -- as tenants in common             UNIF GIFT MIN ACT --      Custodian
    TEN ENT  -- as tenants by the entireties                          ---------------------
    JT TEN   -- as joint tenants with right                           (Cust)         (Minor)
                of survivorship and not as                           under Uniform Gifts to Minors
                tenants in common                                    Act
    COM PROP -- as community property                                     ---------------------------
                                                                                    (Date)
                                                UNIF TRF MIN ACT --       Custodian (Until age __)

                                                                     ---------------------
                                                                     (Cust)    under Uniform Transfers
                                                                          ------
                                                                     To Minors Act -------------------
                                                                                    (Date)


       Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED,_____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY NUMBER
OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------------------

-------------------------------------------


_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_____________________________________________
__________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      -------------------------------
                                  X
                                    ----------------------------------
                                  X
                                    ----------------------------------
                             NOTICE: THE SIGNATURES TO THIS AGREEMENT MUST
CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENTS OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By
  ------------------------------------
THE SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17-Ad-15.